Exhibit 99.1

EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) (1) (iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D dated September 26, 2013 (including amendments thereto) with respect to the Common Stock, $.00001 par value per share, of Enova International, Inc. This Joint Filing Agreement shall be filed as an Exhibit to such Statement.

Dated: March 16, 2016

Prescott Group Capital Management, L.L.C.
By:	/s/ Phil Frohlich
Phil Frohlich, Managing Member

Prescott Group Aggressive Small Cap, L.P.

By: Prescott Group Capital Management, L.L.C., its general partner

By:	/s/ Phil Frohlich
Phil Frohlich, Managing Member

Prescott Group Aggressive Small Cap II, L.P.

By: Prescott Group Capital Management, L.L.C., its general partner

By:	/s/ Phil Frohlich
Phil Frohlich, Managing Member

Phil Frohlich

By:	/s/ Phil Frohlich
Phil Frohlich

ANNEX A

Reporting Person	Date	Shares	Unit Cost
Small Cap Funds	1/15/2016	500	5.25
Small Cap Funds	1/15/2016	2999	5.26
Small Cap Funds	1/15/2016	968	5.14
Small Cap Funds	1/15/2016	3705	5.15
Small Cap Funds	1/15/2016	400	5.16
Small Cap Funds	1/15/2016	300	4.97
Small Cap Funds	1/15/2016	3821	4.98
Small Cap Funds	1/15/2016	2585	4.77
Small Cap Funds	1/15/2016	8900	4.76
Small Cap Funds	1/15/2016	100	4.71
Small Cap Funds	1/15/2016	800	4.74
Small Cap Funds	1/15/2016	2120	5.17
Small Cap Funds	1/15/2016	11480	5.18
Small Cap Funds	1/15/2016	6000	5.21
Small Cap Funds	1/15/2016	17556	5
Small Cap Funds	1/15/2016	400	4.98
Small Cap Funds	1/15/2016	1744	4.99
Small Cap Funds	1/15/2016	300	5.02
Small Cap Funds	1/15/2016	200	5
Small Cap Funds	1/15/2016	34800	5.01
Small Cap Funds	1/15/2016	15295	5
Small Cap Funds	1/15/2016	300	4.97
Small Cap Funds	1/15/2016	2420	4.98
Small Cap Funds	1/15/2016	100	4.98
Small Cap Funds	1/15/2016	2700	4.99
Small Cap Funds	1/15/2016	1600	5
Small Cap Funds	1/15/2016	19700	5
Small Cap Funds	1/15/2016	300	5.02
Small Cap Funds	1/15/2016	20000	5.03
Small Cap Funds	1/15/2016	100	5.03
Small Cap Funds	1/15/2016	1401	5.05
Small Cap Funds	1/15/2016	598	5.08
Small Cap Funds	1/15/2016	17901	5.09
Small Cap Funds	1/15/2016	20000	5.18
Small Cap Funds	1/19/2016	300	4.91
Small Cap Funds	1/19/2016	2887	4.92
Small Cap Funds	1/19/2016	1100	4.95
Small Cap Funds	1/19/2016	2400	4.96
Small Cap Funds	1/19/2016	1387	4.98
Small Cap Funds	1/19/2016	300	5.05
Small Cap Funds	1/19/2016	100	4.95

Small Cap Funds	1/19/2016	500	4.96
Small Cap Funds	1/19/2016	23400	4.96
Small Cap Funds	1/19/2016	2500	4.96
Small Cap Funds	1/19/2016	1600	4.97
Small Cap Funds	1/19/2016	19900	4.97
Small Cap Funds	1/19/2016	400	4.96
Small Cap Funds	1/19/2016	25600	4.97
Small Cap Funds	1/19/2016	15113	4.98
Small Cap Funds	1/19/2016	2500	5.03
Small Cap Funds	1/19/2016	100	5.04
Small Cap Funds	1/19/2016	1500	5.04
Small Cap Funds	1/19/2016	9600	5.04
Small Cap Funds	1/20/2016	400	4.75
Small Cap Funds	1/20/2016	2000	4.76
Small Cap Funds	1/20/2016	22600	4.76
Small Cap Funds	1/20/2016	25000	4.76
Small Cap Funds	1/20/2016	100	4.69
Small Cap Funds	1/20/2016	5890	4.7
Small Cap Funds	2/2/2016	15000	5.18
Small Cap Funds	2/2/2016	8500	5.18
Small Cap Funds	2/2/2016	7000	5.1
Small Cap Funds	2/2/2016	6516	5.16
Small Cap Funds	2/2/2016	1484	5.17
Small Cap Funds	2/3/2016	100	5.08
Small Cap Funds	2/3/2016	14900	5.09
Small Cap Funds	2/3/2016	300	5.15
Small Cap Funds	2/3/2016	100	5.16
Small Cap Funds	2/3/2016	14600	5.16